Exhibit 10.1

PARTIAL TERMINATION OF AND SIXTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)

THIS PARTIAL TERMINATION OF AND SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of September 19, 2013, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011, and that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 31, 2012 (as so amended, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 2), all as more particularly described in Amended Lease No. 2;

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of August 29, 2013, by and among Reliant Hospital Partners, LLC, Senior Housing Properties Trust (“SNH”), Five Star Quality Care, Inc., HRES1 Properties Trust (“HRES1”), FS Commonwealth LLC (“FSC”), FS Patriot LLC (“FSP”) and HSRE-TST III, LLC (the “Sale Agreement”), HRES1 has agreed to sell the Rehabilitation Hospital Properties; and

WHEREAS, in connection with the sale of the Rehabilitation Hospital Properties in accordance with the Sale Agreement, Landlord and Tenant wish to amend Amended Lease No. 2 to terminate Amended Lease No. 2 with respect to the Rehabilitation Hospital Properties effective as of the Closing Date (as defined in the Sale Agreement);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the Closing Date, Amended Lease No. 2 is hereby amended as follows:

1.         Partial Termination of Lease.  Amended Lease No. 2 is terminated with respect to the Rehabilitation Hospital Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Rehabilitation Hospital Properties from and after the Closing Date, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 2.  With respect to periods from and after the Closing Date, all references in Amended Lease No. 2 to the Rehabilitation Hospital Properties are hereby deleted.

2.         Minimum Rent.  Notwithstanding anything in Amended Lease No. 2 to the contrary (including, without limitation, Sections 3.1.1(d) and 4.1.1(b) of Amended Lease No. 2), Minimum Rent is hereby reduced by Nine Million Five Hundred Thousand and No Hundredths Dollars ($9,500,000.00) per annum for the period from and after the Closing Date.

3.         Schedule 1.  With respect to periods from and after the Closing Date, Schedule 1 to Amended Lease No. 2 is deleted in its entirety and replaced with Schedule 1 attached hereto.

4.         Exhibit A.  With respect to periods from and after the Closing Date, Exhibit A to Amended Lease No. 2 is amended by deleting each of Exhibit A-25 and Exhibit A-26 attached thereto in their respective entireties and replacing each of them with “Intentionally Deleted.”

5.         Release of FSC and FSP.  FSC and FSP are hereby released from their obligations and liabilities to Landlord under Amended Lease No. 2 with respect to matters first occurring from and after the Closing Date, except to the extent such obligations and liabilities relate to obligations and liabilities of the Sellers (as defined in the Sale Agreement) under the Sale Agreement.  FSC and FSP agree that all indemnification obligations of Parents (as defined in the Sale Agreement) and Sellers under the Sale Agreement will be the responsibility of FSC and FSP (jointly and severally) other than those that arise solely as a result of a breach of a representation, warranty or covenant caused by SNH or HRES1, which shall be the obligation of the breaching party.

6.         Effectiveness.  If the Closing (as defined in the Sale Agreement) does not occur or the Sale Agreement is terminated, this Amendment shall be of no further force or effect.

7.         Ratification.  As amended hereby, Amended Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank;

signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

O.F.C. CORPORATION

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC OF KENTUCKY TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCDE SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC PUEBLO NORTE TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC INVESTMENTS I, L.L.C.

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING I TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

HRES1 PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS COMMONWEALTH LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS PATRIOT LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

Exhibit 10.1

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Ashton Gables in Riverchase 2184 Parkway Lake Drive Birmingham, AL 35244	2009	$2,121,622	08/01/2008	8%
A-2	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	2009	$2,692,868	08/01/2008	8%
A-3	Forum at Pueblo Norte 7090 East Mescal Street Scottsdale, AZ 85254	2005	$11,470,312	01/11/2002	10%
A-4	La Salette Health and Rehabilitation Center 537 East Fulton Street Stockton, CA 95204	2005	$7,726,002	12/31/2001	10%
A-5	Thousand Oaks Health Care Center 93 West Avenida de Los Arboles Thousand Oaks, CA 91360	2005	$8,087,430	12/31/2001	10%
A-6	Skyline Ridge Nursing & Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212	2005	$4,104,100	12/31/2001	10%
A-7	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907	2005	$4,799,252	12/31/2001	10%
A-8	Willow Tree Care Center 2050 South Main Street Delta, CO 81416	2005	$4,310,982	12/31/2001	10%
A-9	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214	2005	$6,964,007	12/31/2001	10%
A-10	Millcroft 255 Possum Park Road Newark, DE 19711	2005	$11,410,121	01/11/2002	10%
A-11	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	2005	$13,446,434	01/11/2002	10%
A-12	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	2005	$4,430,251	01/11/2002	10%
A-13	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	2005	$9,333,057	01/11/2002	10%
A-14	Forum at Deer Creek 3001 Deer Creek Country Club Blvd. Deerfield Beach, FL 33442	2005	$12,323,581	01/11/2002	10%
A-15	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	2005	$2,577,612	01/11/2002	10%
A-16	Fountainview 111 Executive Center Drive West Palm Beach, FL 33401	2005	$7,920,202	01/11/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-17	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	2006	$1,560,026	11/19/2004	9%
A-18	Marsh View Senior Living 7410 Skidaway Road Savannah, GA 31406	2007	$2,108,378	11/01/2006	8.25%
A-19	Pacific Place 20937 Kane Avenue Pacific Junction, IA 51561	2005	$848,447	12/31/2001	10%
A-20	West Bridge Care & Rehabilitation 1015 West Summit Street Winterset, IA 50273	2005	$3,157,928	12/31/2001	10%
A-21	Meadowood Retirement Community 2455 Tamarack Trail Bloomington, IN 47408	2009	$12,061,814	11/01/2008	8%
A-22	Woodhaven Care Center 510 West 7th Street Ellinwood, KS 67526	2005	$2,704,674	12/31/2001	10%
A-23	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	2005	$4,928,052	01/11/2002	10%
A-24	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	2005	$8,893,947	01/11/2002	10%
A-25	Intentionally deleted.	N/A	N/A	N/A	N/A
A-26	Intentionally deleted.	N/A	N/A	N/A	N/A
A-27	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715	2005	$2,436,102	10/25/2002	10%
A-28	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701	2005	$2,173,971	10/25/2002	10%
A-29	Intentionally deleted.	N/A	N/A	N/A	N/A
A-30	Intentionally deleted.	N/A	N/A	N/A	N/A
A-31	Morys Haven 1112 15th Street Columbus, NE 68601	2005	$2,440,714	12/31/2001	10%
A-32	Intentionally deleted.	N/A	N/A	N/A	N/A
A-33	Wedgewood Care Center 800 Stoeger Drive Grand Island, NE 68803	2005	$4,000,565	12/31/2001	10%
A-34	Intentionally deleted.	N/A	N/A	N/A	N/A
A-35	Crestview Healthcare Center 1100 West First Street Milford, NE 68405	2005	$2,284,407	12/31/2001	10%
A-36	Utica Community Care Center 1350 Centennial Avenue Utica, NE 68456	2005	$1,950,325	12/31/2001	10%
A-37	Leisure Park 1400 Route 70 Lakewood, NJ 08701	2005	$14,273,446	01/07/2002	10%
A-38	Franciscan Manor 71 Darlington Road	2006	$4,151,818	10/31/2005	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
	Patterson Township Beaver Falls, PA 15010
A-39	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	2006	$2,332,574	10/31/2005	9%
A-40	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	2006	$3,878,300	10/31/2005	9%
A-41	Myrtle Beach Manor 9547 Highway 17 North Myrtle Beach, SC 29572	2005	$6,138,714	01/11/2002	10%
A-42	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	2006	$1,381,775	11/19/2004	9%
A-43	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	2009	$1,469,683	02/07/2008	8%
A-44	Forum at Park Lane 7831 Park Lane Dallas, TX 75225	2005	$13,620,931	01/11/2002	10%
A-45	Heritage Place at Fredericksburg 96 Frederick Road Fredericksburg, TX 78624	2009	$1,386,771	02/07/2008	8%
A-46	Greentree Health & Rehabilitation Center 70 Greentree Road Clintonville, WI 54929	2005	$3,038,761	12/31/2001	10%
A-47	Pine Manor Health Care Center Village of Embarrass 1625 East Main Street Clintonville, WI 54929	2005	$4,337,113	12/31/2001	10%
A-48	ManorPointe - Oak Creek Independent Senior Apartments and Meadowmere - Mitchell Manor - Oak Creek 700 East Stonegate Drive and 701 East Puetz Road Oak Creek, WI 53154	2009	$4,189,440	01/04/2008	8%
A-49	River Hills West Healthcare Center 321 Riverside Drive Pewaukee, WI 53072	2005	$9,211,765	12/31/2001	10%
A-50	The Virginia Health & Rehabilitation Center 1451 Cleveland Avenue Waukesha, WI 53186	2005	$6,128,045	12/31/2001	10%
A-51	Reserve at Greenbriar 1005 Elysian Place Chesapeake, Virginia	2012	$2,508,269	06/20/2011	7.5%
A-52	Palms at St. Lucie West 501 N.W. Cashmere Boulevard Port St. Lucie, Florida	2012	$2,903,642	07/22/2011	7.5%
A-53	Forum at Desert Harbor 13840 North Desert Harbor Drive Peoria, AZ 85381	2005	$9,830,918	01/11/2002	10.0%
A-54	Forum at Tucson 2500 North Rosemont Blvd. Tucson, AZ 85712	2005	$13,258,998	01/11/2002	10.0%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-55	Park Summit at Coral Springs 8500 Royal Palm Blvd. Coral Springs, FL 33065	2005	$11,229,677	01/11/2002	10.0%
A-56	Gables at Winchester 299 Cambridge Street Winchester, MA 01890	2005	$6,937,852	01/11/2002	10.0%
A-57	Forum at Memorial Woods 777 North Post Oak Road Houston, TX 77024	2005	$19,734,400	01/11/2002	10.0%